Exhibit 99.3

July 2016

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Sameer Gokhale Senior Director Investor Relations (513) 534-2219

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2016	2016	2015	2015	2015	2015	2014	2014
Ratios (percent)
Return on average assets	0.94	0.93	1.83	1.07	0.90	1.06	1.13	1.02
Return on average common equity	8.2	8.3	17.2	10.0	8.1	9.7	10.0	9.2
Average total Bancorp shareholders’ equity as a percent of average assets	11.60	11.57	11.26	11.24	11.32	11.50	11.54	11.72
Net interest margin(a)	2.88	2.91	2.85	2.89	2.90	2.86	2.96	3.10
Efficiency(a)	65.3	63.8	48.0	58.2	65.4	62.3	59.6	62.1
Net losses charged-off as a percent of average portfolio loans and leases	0.37	0.42	0.34	0.80	0.37	0.41	0.83	0.50
ALLL as a percent of portfolio loans and leases	1.38	1.38	1.37	1.35	1.39	1.42	1.47	1.56
Allowance for credit losses as a percent of portfolio loans and leases(c)	1.54	1.54	1.52	1.49	1.54	1.57	1.62	1.71
Nonperforming portfolio assets as a percent of portfolio loans and leases and OREO(b)	0.86	0.88	0.70	0.65	0.67	0.76	0.82	0.88
Allowance for loan and lease losses as a percent of nonperforming assets(b)	161	157	197	208	206	188	178	178
Allowance for credit losses as a percent of nonperforming assets(b)	180	174	218	230	228	207	196	195

Common Share Data
Earnings per share - basic	$0.40	$0.40	$0.80	$0.46	$0.36	$0.42	$0.44	$0.39
Earnings per share - diluted	$0.40	$0.40	$0.79	$0.45	$0.36	$0.42	$0.43	$0.39
Cash dividends per common share	0.13	0.13	0.13	0.13	0.13	0.13	0.13	0.13
Book value per share	20.09	19.46	18.48	18.22	17.62	17.83	17.35	16.87

Common shares outstanding, excluding treasury	766,345,770	770,470,768	785,080,314	795,439,309	810,054,148	815,190,210	824,046,952	834,261,897
Market price per share:
High	$19.30	$19.61	$21.06	$21.71	$21.69	$20.21	$20.69	$21.75
Low	16.13	13.94	18.28	18.23	18.91	17.22	17.74	19.52
End of period	17.59	16.69	20.10	18.91	20.82	18.85	20.38	20.02

Supplemental Data
Common dividends declared ($ in millions)	$100	$100	$102	$103	$105	$106	$107	$108
Full-time equivalent employees	18,051	18,200	18,261	18,311	18,527	18,471	18,351	18,503
Banking centers	1,191	1,241	1,254	1,295	1,299	1,303	1,302	1,308
ATMs	2,514	2,556	2,593	2,650	2,630	2,637	2,638	2,639

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.
(c)	The allowance for credit losses is the sum of the ALLL and the reserve for unfunded commitments.

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2016	2016	2015	2015	2015	2015	2014	2014
Income Statement ($ in millions)
Interest income (taxable equivalent)	$1,052	$1,044	$1,035	$1,031	$1,008	$975	$1,016	$1,023
Interest expense	144	135	131	125	116	123	128	115

Net interest income (taxable equivalent)	908	909	904	906	892	852	888	908
Provision for loan and lease losses	91	119	91	156	79	69	99	71
Noninterest income:
Service charges on deposits	138	137	144	145	139	135	142	145
Wealth and asset management revenue	101	102	102	103	105	108	100	103
Corporate banking revenue	117	102	104	104	113	63	120	100
Mortgage banking net revenue	75	78	74	71	117	86	61	61
Card and processing revenue	82	79	77	77	77	71	76	75
Other noninterest income	80	136	602	213	1	163	150	33
Securities gains, net	6	3	1	—	4	4	4	3

Total noninterest income	599	637	1,104	713	556	630	653	520
Noninterest expense:
Salaries, wages and incentives	407	403	386	387	383	369	366	357
Employee benefits	85	100	74	72	78	99	79	75
Net occupancy expense	75	77	83	77	83	79	77	78
Technology and communications	60	56	59	56	54	55	54	53
Equipment expense	30	30	32	31	31	31	30	30
Card and processing expense	37	35	40	40	38	36	36	37
Other noninterest expense	289	285	289	280	280	254	276	258

Total noninterest expense	983	986	963	943	947	923	918	888
Income before income taxes (taxable equivalent)	433	441	954	520	422	490	524	469
Taxable equivalent adjustment	6	6	5	5	5	5	5	5

Income before income taxes	427	435	949	515	417	485	519	464
Applicable income tax expense	98	108	292	134	108	124	134	124

Net income	$329	$327	$657	$381	$309	$361	$385	$340
Less: Net income attributable to noncontrolling interests	(4)	—	—	—	(6)	—	—	—

Net income attributable to Bancorp	$333	$327	$657	$381	$315	$361	$385	$340
Dividends on preferred stock	23	15	23	15	23	15	23	12

Net income available to common shareholders	$310	$312	$634	$366	$292	$346	$362	$328

Regulatory Capital Data ($ in millions)(a)	Basel III Transitional						Basel I
CET1 capital	$12,112	$11,914	$11,917	$11,574	$11,582	$11,543	N/A	N/A
Additional tier I capital	1,331	1,330	1,343	1,340	1,340	1,339	N/A	N/A

Tier I capital	$13,443	$13,244	$13,260	$12,914	$12,922	$12,882	$12,764	$12,661
Tier II capital	4,414	4,553	3,874	3,935	3,909	4,112	4,131	4,103

Total regulatory capital	$17,857	$17,797	$17,134	$16,849	$16,831	$16,994	$16,895	$16,764

Risk-weighted assets	$121,824(b)	$121,432(b)	$121,290(b)	$123,148(b)	$122,986(b)	$121,310(b)	$117,878	$116,917

CET1 capital ratio	9.94%(b)	9.81%(b)	9.82%(b)	9.40%(b)	9.42%(b)	9.52%(b)	N/A	N/A
Tier I risk-based capital ratio	11.03%(b)	10.91%(b)	10.93%(b)	10.49%(b)	10.51%(b)	10.62%(b)	10.83%	10.83%
Total risk-based capital ratio	14.66%(b)	14.66%(b)	14.13%(b)	13.68%(b)	13.69%(b)	14.01%(b)	14.33%	14.34%
Tier I leverage ratio	9.64%	9.57%	9.54%	9.38%	9.44%	9.59%	9.66%	9.82%

Tier I common equity ratio	N/A	N/A	N/A	N/A	N/A	N/A	9.65%(c)	9.64%(c)
CET1 capital ratio (fully phased-in)	9.86%(b) (c)	9.72%(b)(c)	9.72%(b)(c)	9.30%(b)(c)	9.31%(b)(c)	9.41%(b)(c)	N/A	N/A

(a)	Current period regulatory capital data and ratios are estimated.
(b)	Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
(c)	This ratio has been included herein to facilitate a greater understanding of the Bancorp’s capital structure and financial condition. This is a Non-GAAP measure.

Quarterly Data

	As of
	June	March	December	September	June	March	December	September
	2016	2016	2015	2015	2015	2015	2014	2014
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,359	$2,298	$2,540	$2,455	$2,785	$2,920	$3,091	$3,125
Available-for-sale and other securities	31,455	29,891	29,044	28,799	27,987	26,409	22,408	22,912
Held-to-maturity securities	62	64	70	157	157	177	187	191
Trading securities	401	405	386	374	370	392	360	389
Other short-term investments	1,818	1,778	2,671	1,994	3,451	4,919	7,914	3,637

Total cash and securities	36,095	34,436	34,711	33,779	34,750	34,817	33,960	30,254
Loans held for sale	877	803	903	994	995	724	1,261	641
Portfolio loans and leases	93,909	93,605	92,582	93,574	92,703	91,244	90,084	90,624

Total loans and leases	94,786	94,408	93,485	94,568	93,698	91,968	91,345	91,265
Allowance for loan and lease losses	(1,299)	(1,295)	(1,272)	(1,261)	(1,293)	(1,300)	(1,322)	(1,414)
Bank premises and equipment	2,144	2,185	2,239	2,264	2,298	2,433	2,465	2,467
Operating lease equipment	756	738	707	680	670	695	728	732
Goodwill	2,416	2,416	2,416	2,416	2,416	2,416	2,416	2,416
Intangible assets	10	11	12	13	13	14	15	16
Servicing rights	621	685	785	757	854	789	858	935
Other real estate owned	107	119	137	149	163	187	217(a)	242(a)
Other assets	7,989	8,727	7,828	8,518	8,059	8,418	7,988	7,239

Total assets	$143,625	$142,430	$141,048	$141,883	$141,628	$140,437	$138,670	$134,152

Liabilities
Deposits:
Demand	$36,137	$35,858	$36,267	$34,832	$35,449	$35,343	$34,809	$32,258
Interest checking	24,571	25,182	26,768	24,832	27,074	27,191	26,800	24,930
Savings	14,356	14,738	14,601	14,632	14,976	15,355	15,051	15,355
Money market	19,125	19,377	18,494	18,887	17,900	18,105	17,083	16,199
Foreign office	453	441	464	754	728	811	1,114	1,577
Other time	4,021	4,049	4,019	4,041	4,050	4,044	3,960	3,856
Certificates - $100,000 and over	2,778	2,830	2,592	2,915	2,846	2,566	2,895	3,117
Other foreign office	430	—	—	—	—	—	—	—

Total deposits	101,871	102,475	103,205	100,893	103,023	103,415	101,712	97,292
Federal funds purchased	108	134	151	132	126	200	144	148
Other short-term borrowings	3,979	3,523	1,507	4,904	4,136	1,413	1,556	2,730
Other liabilities	4,682	4,638	4,505	4,604	5,214	5,483	4,662	4,239
Long-term debt	16,231	15,305	15,810	15,492	13,491	14,022	14,931	14,300

Total liabilities	$126,871	$126,075	$125,178	$126,025	$125,990	$124,533	$123,005	$118,709

Equity
Common and preferred equity	$18,914	$18,638	$18,406	$17,867	$17,578	$17,421	$17,169	$16,889
Net unrealized gains:
Available-for-sale securities	879	685	238	528	327	608	475	338
Qualifying cash flow hedges	70	61	22	58	29	47	23	12
Accumulated other comprehensive income related to employee benefit plans	(60)	(62)	(63)	(64)	(65)	(67)	(69)	(49)
Treasury stock, at cost	(3,077)	(2,999)	(2,764)	(2,563)	(2,264)	(2,145)	(1,972)	(1,786)

Total Bancorp shareholders’ equity	16,726	16,323	15,839	15,826	15,605	15,864	15,626	15,404
Noncontrolling interests	28	32	31	32	33	40	39	39

Total equity	$16,754	$16,355	$15,870	$15,858	$15,638	$15,904	$15,665	$15,443

Total liabilities and equity	$143,625	$142,430	$141,048	$141,883	$141,628	$140,437	$138,670	$134,152

Share Data
Preferred shares outstanding - Series H	24,000	24,000	24,000	24,000	24,000	24,000	24,000	24,000
Preferred shares outstanding - Series I	18,000	18,000	18,000	18,000	18,000	18,000	18,000	18,000
Preferred shares outstanding - Series J	12,000	12,000	12,000	12,000	12,000	12,000	12,000	12,000
Common shares outstanding, excluding treasury	766,345,770	770,470,768	785,080,314	795,439,309	810,054,148	815,190,210	824,046,952	834,261,897
Treasury shares held	157,546,811	153,421,813	138,812,267	128,453,272	113,838,433	108,702,371	99,845,629	89,630,684

(a)	Includes OREO related to government insured loans. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria were reclassified to other receivables rather than OREO upon foreclosure.

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2016	2016	2015	2015	2015	2015	2014	2014
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$94,807	$94,078	$94,587	$94,329	$92,739	$91,659	91,581	$91,428
Taxable securities	30,002	29,619	28,951	28,251	27,344	23,102	22,364	22,594
Tax exempt securities	85	78	52	52	59	59	64	50
Other short-term investments	1,953	1,876	2,253	1,799	3,160	5,877	5,176	2,283

Total interest-earning assets	126,847	125,651	125,843	124,431	123,302	120,697	119,185	116,355
Cash and due from banks	2,228	2,335	2,466	2,503	2,636	2,830	3,008	2,862
Other assets	15,140	14,869	14,925	15,064	15,322	15,412	14,764	14,425
Allowance for loan and lease losses	(1,295)	(1,273)	(1,261)	(1,292)	(1,300)	(1,322)	(1,413)	(1,458)

Total assets	$142,920	$141,582	$141,973	$140,706	$139,960	$137,617	$135,544	$132,184
Liabilities
Interest-bearing liabilities:
Interest checking deposits	$24,714	$25,740	$25,296	$25,590	$26,894	$26,885	$25,478	$24,926
Savings deposits	14,576	14,601	14,615	14,868	15,156	15,174	15,173	15,759
Money market deposits	19,243	18,655	18,775	18,253	18,071	17,492	17,023	15,222
Foreign office deposits	484	483	736	718	955	861	1,439	1,663
Other time deposits	4,044	4,035	4,052	4,057	4,074	4,022	3,936	3,800
Certificates - $100,000 and over	2,819	2,815	3,305	2,924	2,558	2,683	2,998	3,339
Other deposits	467	—	7	222	—	—	—	—
Federal funds purchased	693	608	1,182	1,978	326	172	161	520
Other short-term borrowings	3,754	3,564	1,675	1,897	1,705	1,602	1,481	1,973
Long-term debt	15,351	14,949	15,738	14,664	13,741	14,414	14,819	13,919

Total interest-bearing liabilities	86,145	85,450	85,381	85,171	83,480	83,305	82,508	81,121
Demand deposits	35,912	35,201	36,254	35,231	35,384	33,760	33,301	31,790
Other liabilities	4,247	4,524	4,325	4,458	5,215	4,693	4,052	3,749

Total liabilities	126,304	125,175	125,960	124,860	124,079	121,758	119,861	116,660
Equity	16,616	16,407	16,013	15,846	15,881	15,859	15,683	15,524

Total liabilities and equity	$142,920	$141,582	$141,973	$140,706	$139,960	$137,617	$135,544	$132,184

Average loans and leases (excluding held for sale)	$93,931	$93,275	$93,594	$93,373	$92,173	$90,508	$91,041	$90,799

Share Data
Average common shares outstanding - basic	759,105,385	773,564,178	784,855,006	795,792,825	803,965,057	810,209,585	819,057,247	829,391,505
Average common shares outstanding - diluted	765,080,097	778,392,453	794,481,388	805,022,588	812,842,540	818,672,259	827,831,317	838,324,420

Quarterly Data

	Three Months Ended
	June	March	December	September	June	March	December	September
	2016	2016	2015	2015	2015	2015	2014	2014
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$43,575	$43,441	$42,151	$42,970	$42,812	$42,062	$40,801	$41,111
Commercial mortgage loans	6,883	6,874	6,991	7,084	7,165	7,210	7,410	7,566
Commercial construction loans	3,706	3,428	3,214	3,101	2,709	2,303	2,071	1,704
Commercial leases	3,978	3,956	3,854	3,901	3,882	3,787	3,721	3,555

Total commercial loans and leases	58,142	57,699	56,210	57,056	56,568	55,362	54,003	53,936
Consumer:
Residential mortgage loans	15,159	14,563	14,424	14,197	13,792	13,258	13,582	13,520
Home equity	7,988	8,131	8,336	8,460	8,591	8,714	8,886	8,987
Automobile loans	10,671	11,129	11,497	11,829	11,914	11,873	12,037	12,121
Credit card	2,172	2,235	2,360	2,330	2,278	2,291	2,401	2,317
Other consumer loans and leases	654	651	658	696	555	470	436	384

Total consumer loans and leases	36,644	36,709	37,275	37,512	37,130	36,606	37,342	37,329

Total loans and leases	$94,786	$94,408	$93,485	$94,568	$93,698	$91,968	$91,345	$91,265

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$43,878	$43,127	$43,175	$43,162	$42,554	$41,462	$41,313	$41,525
Commercial mortgage loans	6,835	6,908	7,053	7,038	7,149	7,248	7,482	7,637
Commercial construction loans	3,551	3,297	3,141	2,966	2,549	2,198	1,911	1,565
Commercial leases	3,904	3,875	3,841	3,847	3,776	3,716	3,601	3,576

Total commercial loans and leases	58,168	57,207	57,210	57,013	56,028	54,624	54,307	54,303
Consumer:
Residential mortgage loans	14,842	14,405	14,315	13,976	13,375	13,515	13,526	13,342
Home equity	8,059	8,241	8,394	8,521	8,655	8,802	8,937	9,009
Automobile loans	10,887	11,285	11,674	11,881	11,902	11,933	12,073	12,105
Credit card	2,198	2,277	2,320	2,277	2,296	2,321	2,324	2,295
Other consumer loans and leases	653	663	674	661	483	464	414	374

Total consumer loans and leases	36,639	36,871	37,377	37,316	36,711	37,035	37,274	37,125

Total average loans and leases	$94,807	$94,078	$94,587	$94,329	$92,739	$91,659	$91,581	$91,428

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$385	$419	$228	$205	$217	$231	$269	$305
Nonaccrual loans held for sale	20	3	1	1	1	2	24	4
Nonaccrual restructured loans held for sale	—	2	11	1	—	—	15	3
Nonaccrual portfolio restructured loans and leases	308	282	278	253	258	296	310	315
OREO and other repossessed property(a)	112	124	141	148	151	164	165	176

Total nonperforming assets	$825	$830	$659	$608	$627	$693	$783	$803

Ninety days past due loans and leases	$65	$73	$75	$70	$70	$78	$87	$87

Nonperforming Loans ($ in millions)(nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$483	$465	$259	$171	$182	$200	$241	$267
Commercial mortgage loans	76	83	93	110	106	126	146	121
Commercial construction loans	—	—	—	6	—	1	2	4
Residential mortgage loans	43	44	51	54	62	70	94	111
Home equity	79	80	79	82	88	90	93	85
Other consumer loans and leases	32	34	36	37	38	41	42	39

Total nonperforming loans and leases (including held for sale)	$713	$706	$518	$460	$476	$528	$618	$627

Credit Charge-Offs ($ in millions)
Total losses charged-off	($105)	($116)	($105)	($209)	($112)	($115)	($215)	($146)
Total recoveries of losses previously charged-off	18	20	25	21	26	24	24	31

Total net losses charged-off	($87)	($96)	($80)	($188)	($86)	($91)	($191)	($115)

(a)	Excludes OREO related to government insured loans. The Bancorp has historically excluded government guaranteed loans classified in OREO from its nonperforming asset disclosures. Upon the prospective adoption on January 1, 2015 of ASU 2014-14 “Classification of Certain Government-Guaranteed Mortgage Loans Upon Foreclosure,” government guaranteed loans meeting certain criteria will be reclassified to other receivables rather than OREO upon foreclosure.